APPENDIX I


Trust                                            Series
------------------------     -------------------------------------------------------
Columbia Funds Trust I       Columbia High Yield Opportunity Fund
                             Columbia Strategic Income Fund
                             Columbia Tax-Managed Growth Fund
                             Columbia Tax-Managed Value Fund
                             Columbia Tax-Managed Growth Fund II
                             Columbia Tax-Managed Aggressive Growth Fund

Columbia Funds Trust II      Columbia Money Market Fund
                             Columbia Newport Japan Opportunities Fund
                             Columbia Newport Greater China Fund

Columbia Funds Trust III     Columbia Mid Cap Value Fund
                             Columbia Liberty Fund
                             Columbia Federal Securities Fund
                             Columbia Global Equity Fund
                             Columbia Contrarian Income Fund
                             Columbia Intermediate Government Income Fund
                             Columbia Quality Plus Bond Fund
                             Columbia Corporate Bond Fund

Columbia Funds Trust IV      Columbia Tax-Exempt Fund
                             Columbia Tax-Exempt Insured Fund
                             Columbia Municipal Money Market Fund
                             Columbia Utilities Fund

Columbia Funds Trust V       Columbia Massachusetts Tax-Exempt Fund
                             Columbia Connecticut Tax-Exempt Fund
                             Columbia California Tax-Exempt Fund
                             Columbia New York Tax-Exempt Fund
                             Columbia Intermediate Tax-Exempt Bond Fund
                             Columbia Massachusetts Intermediate Municipal Bond Fund
                             Columbia Connecticut Intermediate Municipal Bond Fund
                             Columbia New Jersey Intermediate Municipal Bond Fund
                             Columbia New York Intermediate Municipal Bond Fund
                             Columbia Rhode Island Intermediate Municipal Bond Fund

                             Columbia Florida Intermediate Municipal Bond Fund
                             Columbia Pennsylvania Intermediate Municipal Bond Fund
                             Columbia Large Company Index Fund
                             Columbia U.S. Treasury Index Fund
                             Columbia Small Company Index Fund

Columbia Funds Trust VI      Columbia Growth & Income Fund
                             Columbia Small Cap Value Fund
                             Columbia Newport Asia Pacific Fund

Columbia Funds Trust VII     Columbia Newport Tiger Fund
                             Columbia Europe Fund

Dated: May 11, 2004